Supplement dated March 14, 2025
to the following initial summary prospectus(es):
J.P. Morgan Multi-Asset Choice and J.P. Morgan Multi-Asset Choice New York dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are available as investment options under the contract:
•
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Core Bond Fund: Standard Class
•
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class
•
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class
•
Lincoln Variable Insurance Products Trust - LVIP JPMorgan U.S. Equity Fund: Standard Class
Accordingly, the Appendix is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Core Bond Fund: Standard Class Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: J.P. Morgan Investment Management Inc.	0.48%	5.91%	1.28%	1.81%
Equity	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: J.P. Morgan Investment Management Inc.	0.72%	10.91%	10.98%	8.05%
Equity	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: J.P. Morgan Investment Management Inc.	0.76%	13.10%	9.41%	7.10%
Equity	Lincoln Variable Insurance Products Trust - LVIP JPMorgan U.S. Equity Fund: Standard Class Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: J.P. Morgan Investment Management Inc.	0.65%	27.16%	17.15%	12.44%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
ISP-0847